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                           OMNIFLEX-Registered Trademark-

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                          HARTFORD LIFE INSURANCE COMPANY
         SUPPLEMENT DATED JULY 1, 1999 TO THE PROSPECTUS DATED MAY 3, 1999


All references to the J.P. Morgan Equity Portfolio should be replaced with J.P. Morgan U.S. Disciplined Equity Portfolio.

All references to the J.P. Morgan Equity Division should be replaced with J.P. Morgan U.S. Disciplined Equity Division.





HV-2379